UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (date of earliest event reported): December 14, 2018
Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 14, 2018, Merit Medical Systems, Inc. ("Merit") entered into, and closed the transaction contemplated by, an Asset Purchase Agreement (the “Agreement”) by and among Merit, Vascular Insights, LLC (“VI”) and VI Management, Inc. (“Management” and, collectively with VI, the “Sellers”), pursuant to which Merit acquired substantially all of the assets of the Sellers (the “Acquisition”). The assets acquired in the Acquisition included, among other things, the ClariVein®IC system and the ClariVein®OC system (collectively, the “Systems”), which are specialty infusion and occlusion catheter systems with rotating wire tips designed for the controlled 360-degree dispersion of physician-specified agents to the targeted treatment area.

As consideration for the assets of Sellers, Merit paid to VI an aggregate amount of $40,000,000 at closing of the Acquisition (the “Cash Purchase Price”), $4,000,000 of which was deposited into an escrow account to secure certain indemnification obligations of Sellers. The Cash Purchase Price was subject to increase or decrease based on the amount of inventory held by Sellers at closing of the Acquisition. In addition to the Cash Purchase Price, Merit agreed to make certain contingent payments, subject to off-set for customary indemnification obligations, to VI as follows:

•	Up to an additional $10,000,000 if net sales of the Systems exceed $15,000,000 on or prior to December 31, 2023; and

•	Up to an additional $10,000,000 if net sales of the Systems exceed $20,000,000 on or prior to December 31, 2023.

The Agreement contains customary representations and warranties that survive the closing of the Acquisition for twelve (12) months, with certain exceptions, as well as customary indemnification provisions and covenants.

The foregoing summary of the principal terms of the Agreement is not complete and is qualified in its entirety by the actual terms and conditions of that agreement, a copy of which Merit intends to file in a future filing with the U.S. Securities & Exchange Commission (the “Commission”). The representations, warranties, and other terms contained in the Agreement were made solely for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to that agreement, and may be subject to limitations agreed upon by the contracting parties. Those representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Merit, the Sellers or any of their respective subsidiaries or affiliates. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of the Agreement or prior, specified dates, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important party by the underlying exhibits and schedules.

Item 7.01. Regulation FD Disclosure.

On December 17, 2018, Merit Medical Systems, Inc. ("Merit") Merit issued a press release, entitled “Merit Medical Acquires Assets of Vascular Insights, LLC” related to the Agreement described in Item 2.01, a copy of which is filed as Exhibit 99.1 to this Current Report.

The information contained in this Item 7.01 and in the attached Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not deemed incorporated by reference by any general statements incorporating by reference this Current Report or future filings into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that Merit specifically incorporates the information by reference. By filing this Current Report and furnishing this information, Merit makes no admission or statement as to the materiality of any information in this Current Report that is required to be disclosed solely by reason of Regulation FD.

Safe Harbor for Forward-Looking Statements

This Current Report, including the exhibit hereto, contains statements which are not purely historical, including, without limitation, statements regarding Merit's forecasted plans, revenues, earnings per share, gross margins or financial results (on a GAAP or non-GAAP basis) or Merit’s acquisition of substantially all of the assets of the Sellers, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties such as those described in Merit's Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent filings with the SEC. Such risks and uncertainties include the following: Merit's potential inability to successfully manage the integration of the Sellers’ assets and achieve anticipated financial results, product development and other anticipated benefits; unknown costs and risks associated with the business and operations of the Sellers’ or Merit’s internal models or projections; governmental scrutiny and regulation of the medical device industry, including governmental inquiries, investigations and proceedings involving Merit or the business and operations conducted by the Sellers; how the occurrence of any unanticipated event or cost in connection with the integration of the Sellers’ assets may affect Merit’s projected ability to comply with debt covenants; infringement of acquired technology or the assertion that acquired technology infringes the rights of other parties; the potential of fines, penalties or other adverse consequences if Merit's or the Sellers’ employees or agents violate the U.S. Foreign Corrupt Practices Act or other laws or regulations; laws and regulations targeting fraud and abuse in the healthcare industry; potential for significant adverse changes in governing regulations; changes in tax laws and regulations in the United States or other countries; increases in the prices of commodity components; negative changes in economic and industry conditions in the United States or other countries; termination or interruption of relationships with Merit's or the Sellers’ suppliers, or failure of such suppliers to perform; the effects of fluctuations in exchange rates on projected financial results; development of new products and technology that could render Merit's or the Sellers’ products obsolete; changes in healthcare policies or markets related to healthcare reform initiatives; failure to comply with applicable environmental laws; changes in key personnel; work stoppage or transportation risks; price and product competition; availability of labor and materials; fluctuations in and obsolescence of inventory; and other factors referred to in Merit's Annual Report on Form 10-K for the year ended December 31, 2018 and other materials filed with the SEC. All subsequent forward-looking statements attributable to Merit or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. Actual results will likely differ, and may differ materially, from anticipated results. Financial estimates are subject to change and are not intended to be relied upon as predictions of future operating results, and Merit assumes no obligation to update or disclose revisions to those estimates.

Item 9.01.   Financial Statements and Exhibits.

(d)   Exhibits

99.1	Press release entitled “Merit Medical Acquires Assets of Vascular Insights, LLC” issued on December 17, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: May 1, 2019	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release entitled “Merit Medical Acquires Assets of Vascular Insights, LLC” issued on December 17, 2018

5